                                                                    Exhibit 4.2
                                                                  Specimen Only

NUMBER                                                   SHARES

                                                     CUSIP 576703201
INCORPORATED UNDER THE LAWS                          SEE REVERSE FOR
OF THE STATE OF DELAWARE                            CERTAIN DEFINITIONS


                           Matewan BancShares, Inc.

THIS CERTIFIES THAT




is the registered holder of

   FULLY PAID AND NONASSESSABLE SHARES OF CUMULATIVE CONVERTIBLE PREFERRED
                             STOCK, SERIES A, OF

Matewan BancShares, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

  This Certificate is not valid until countersigned by the Transfer Agent.

  In Witness Whereof, the Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.




                             CERTIFICATE OF STOCK


Dated:                                                      /s/ Dan R. Moore
                                                                   PRESIDENT

COUNTERSIGNED:
   WACHOVIA BANK OF NORTH CAROLINA, N.A.
            (WINSTON-SALEM, NC)   TRANSFER AGENT

BY

AUTHORIZED SIGNATURE

                                                            /s/ Pauline Roberson
                                                                   SECRETARY

MATEWAN BANCSHARES, INC.
*MATEWAN, WV*
CORPORATE
SEAL

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                           Matewan BancShares, Inc.

  The Corporation will furnish without charge to each shareholder who so requests the designations, relative rights, preferences and limitations applicable to each class of stock and the variations in rights, preferences, and limitations determined for each series thereof, and the authority of the Board of Directors of the Corporation to determine variations for such series. Requests may be directed to the Secretary of the Corporation.


  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common
  TEN ENT - as tenants by the entireties
  JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -           Custodian
                   -----------         -----------
                     (Cust)              (Minor)
                   under Uniform Gifts to Minors
                   Act
                      ----------------------------
                               (State)

   Additional abbreviations may also be used though not in the above list.

        For value received,      hereby sell, assign and transfer unto
                           ------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                     shares
--------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
---------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------

Signature(s) Guaranteed:                   -------------------------------------
                                                          Signature(s)


--------------------------------------     -------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED      NOTICE: THE SIGNATURE(S) ON THIS
BY  AN ELIGIBLE GUARANTOR INSTITUTION      ASSIGNMENT MUST CORRESPOND WITH THE
AS DEFINED IN RULE 17Ad-15 UNDER THE       NAME(S) AS WRITTEN UPON THE FACE OF
SECURITIES AND EXCHANGE ACT OF 1934,       THE CERTIFICATE, IN EVERY PARTICULAR,
AS AMENDED.                                WITHOUT ALTERATION OR ENLARGEMENT, OR
                                           ANY CHANGE WHATEVER.